SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2007

TRADESHOW PRODUCTS, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-135805	20-3336498
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1920 E. Hallandale Beach Blvd., Suite 708
Hallandale, Florida 33009
 (Address of Principal Executive Offices)

(954) 458-1145
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

The Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled "Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations , and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry Into A Material Definitive Agreement

As more fully described in Item 2.01 below, on December 3, 2007, we entered into an Agreement and Plan of Reorganization (the “Plan of Reorganization”) with Focus Views, Inc. (“Focus Views”), a Delaware corporation and each of the shareholders of Focus Views (the “Focus Views Shareholders”).  The closing of the transaction took place on December 3, 2007 (the “Closing Date”) and resulted in the acquisition of Focus Views (the “Acquisition”).  Pursuant to the terms of the Plan of Reorganization, we acquired all of the outstanding capital stock and ownership interests of Focus Views (the “Interests”) from the Focus Views Shareholders for an aggregate of 79,000,000 shares, or 78% of the Company’s common stock.

Focus Views is a corporation formed on November 14, 2006 under the laws of Delaware.  Focus Views holds 100% of the issued and outstanding stock and ownership of Focus Views, Inc., a Florida corporation.

Prior to the closing of the Plan of Reorganization, David Goldberg and Liberty Consulting, Inc. were the shareholders of Focus Views.  In addition, David Goldberg is an officer and director of Focus Views.

As a result of the Plan of Reorganization, the Focus Views Shareholders transferred all their interest in Focus Views to the Company and, as a result, Focus Views became our wholly owned subsidiary, which in turn, made the Company the indirect owner of Focus Views, Inc., a Florida corporation.

As a further condition of the Plan of Reorganization, the current officers and directors of the Company resigned and David Goldberg was appointed the sole officer and director of the Company.

The Plan of Reorganization contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration for the Acquisition, the process of exchanging the consideration and the effect of the acquisition.

This transaction is discussed more fully in Section 2.01 of this Current Report.  This brief discussion is qualified by reference to the provisions of the Plan of Reorganization which is attached in full to this report as Exhibit 2.2.

Item 2.01 Completion of Acquisition or Disposition of Assets

CLOSING OF PLAN OF REORGANIZATION

As described in Item 1.01 above, on December 3, 2007, we acquired all of the issued and outstanding common stock of Focus Views, a Delaware corporation, in accordance with the Plan of Reorganization.  The closing of the transaction took place on December 3 2007 (the “Closing Date”).  On the Closing Date, pursuant to the terms of the Plan of Reorganization, we acquired all of the outstanding capital stock and ownership interests of Focus Views from the Focus Views Shareholders; and the Focus Views Shareholders transferred and contributed all of their share interests in Focus Views to us.  In exchange, we issued to the Focus Views Shareholders 79,000,000 shares, or approximately 78% of our common stock.  On the Closing Date, Focus Views became our wholly owned subsidiary.

Focus Views owns 100% of the issued and outstanding capital stock of Focus Views, Inc., a Florida corporation.  Prior to the Acquisition, David Goldberg owned 95.5% of the issued and outstanding capital stock of Focus Views and Liberty Consulting, Inc. owned 4.5% of Focus Views.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately before the completion of the Acquisition.  Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of securities on Form 10-SB under the Exchange Act, reflecting the Company’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Acquisition, with such information reflecting the Company and its securities upon consummation of the Acquisition.

BUSINESS

DESCRIPTION OF BUSINESS

Tradeshow Products, Inc. ("TPI" or the "Company") was incorporated in the state of Nevada on August 4, 2005.  TPI was a developmental stage company with a principal business objective of providing cost effective, small order, immediate turn-around promotional products for the innumerable trade shows and trade events held, particularly in the Las Vegas, Nevada area, and thereafter expanding to other geographical locations.  Tradeshow Products, Inc. planned to deliver any and all promotional items available on the market today and obtain any new, industry fashionable, trendy items of the moment as they appear on the market.

TPI was a development stage company that did not significantly commence its planned principal operations and had no significant assets.  TPI operations had been devoted primarily to startup and development activities, which included the following:

1. Formation of the Company;
2. Development of the TPI business plan;
3. Obtaining capital through sales of TPI common stock; and
4. Market our business services to potential clients.

While the Company was attempting to become fully operational, it was trying to generate revenues and address the following areas:

1.  Establish our website: Establishing our presence on the Internet is critical to reaching a broad consumer base.  We are in the process of developing a website.  To date, we have not secured a web site address nor do we have an operational web site.  We expect this web site to be a primary marketing tool whereby we will disseminate information on our products and services.

2.  Develop and Implement a Marketing Plan:  In order to promote our company and establish our brand, we believe we will be required to develop and implement a comprehensive marketing plan.  We plan to use our Internet site to be the focus of our marketing and sales efforts.  We intend to advertise our site through the use of banner advertisements and search engine placement.  To date, we have no marketing or sales initiatives or arrangements.  Without any marketing campaign, we may be unable to generate interest in, or generate awareness of, our company.

We were a small, start-up company that did not generate any revenues and lacked a stable customer base.  At present, each potential client attempted to place its limited advertising dollars as strategically as feasible to get the best result possible.  Consequently, each company is limited in the scope and breadth of its promotional campaigns due to limit availability of resources.  We plan on utilizing a marketing co-op program whereby several companies unite to pool resources for the sole purpose of increasing public exposure and thereby expanding each individual client’s marketing budget.  The synergy that is created is beneficial to all companies involved both from the greater public exposure standpoint and from the public perception that each small company is larger than originally apparent.

In the initial approximately twenty-one month operating period from August 4, 2005 (inception) to June 30, 2007, the Company generated $4,000 in revenues while incurring $78,380 in general and administrative expenses. This resulted in a cumulative net loss of $74,380 for the period then ended from inception, which is equivalent to $(0.00) per share.

BUSINESS DEVELOPMENT OF FOCUS VIEWS

Overview

Focus Views, Inc., a company incorporated under the laws of Delaware (“FV-Delaware”), owns 100% of the issued and outstanding capital stock of Focus Views, Inc., a Florida corporation (“FV-Florida”).

Business

Our operations are headquartered in Florida. Our purpose is to provide clear, concise and consolidated market data and news to the investment community.  We intend to use the internet to provide us with certain financial information resources which the Company will exploit to create a unique and competitive product for individual and professional investors (the “Website”).  The Website will operate as an online financial content publishing business, similar to CNBC or Motley Fool.  The Website, however, will be able to distinguish itself because it will focus on covering the OTC markets and stocks traded on the bulleting board.

Among its many services, the Website will offer a feature called, the “Stock Detective.”  The Stock Detective was created in 1997 and is an online journal which successfully investigated dozens of stock frauds and schemes and educated thousands of investors to the potential perils of investing in OTC markets.  In addition, the website will include investigative articles, news alerts and other features on companies that may be misleading investors while providing trustworthy information and data on OTC securities that are otherwise difficult to obtain.

History and Corporate Organization

FV-Florida was incorporated under the laws of the Florida on July 14, 2004.  Initially, FV-Florida was authorized to issue 1,500 shares of common stock which was issued to Joshua Ader, its sole officer and director.  On February 15, 2005, FV-Florida amended its Articles of Incorporation to increase the amount of authorized shares from 1,500 to 10,000,000 shares of common stock at par value $0.001.   In connection with the acquisition of FV-Florida, Mr. Ader approved a board resolution on November 15, 2006 which effectively cancelled his 1,500 shares of common stock and issued 100,000 of FV-Florida to FV-Delaware which made FV-Florida a wholly owned subsidiary of FV-Delaware.

FV-Delaware was incorporated under the laws of the State of Delaware on November 14, 2006.  FV-Delaware is authorized to a total of 120,000,000 shares, consisting of 100,000,000 shares of Common Stock having a par value of $0.0001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.0001 per share.  As an initial Board Resolution, FV-Delaware elected David Goldberg as its sole officer and the President and Secretary of FV-Delaware.  In addition, FV-Delaware authorized the issuance of Common Stock as follows: 95,500 shares of Common Stock to David Goldberg which represents approximately 95.5% of the issued and outstanding Common Stock of FV-Delaware and an additional 4,500 shares of Common Stock to Liberty Consulting International, Inc. which represents approximately 4.5% of the issued and outstanding Common Stock of FV-Delaware.

Acquisition and Revised Ownership Structure

The chart below depicts the corporate structure of the Registrant as of the date of this 8-K.  As depicted below, the Registrant owns 100% of the capital stock of FV-Delaware.  FV-Delaware, incorporated in the State of Delaware, owns 100% of FV-Florida, a company organized under the laws of the State of Florida.

Tradeshow Products, Inc., The Registrant
¦
 The Registrant owns 100% of FV-Delaware
¦
. FV-Delaware, a Delaware corporation
¦
FV-Delaware owns 100% of FV-Florida
¦
FV-Florida, a Florida corporation

THE ACQUISITION

On December 3, 2007, Tradeshow Products, Inc., a Nevada corporation, Focus Views, Inc., a Delaware corporation, and the shareholders of FV-Delaware entered into a definitive Agreement and Plan of Reorganization (the “Plan of Reorganization”) for the acquisition of all of the issued and outstanding shares of common stock of Focus Views (the “Acquisition”).  The Acquisition was accomplished by means of an Agreement and Plan of Reorganization whereby the shareholders of FV-Delaware agreed to exchange all of their stock in FV-Delaware for 78% of the issued and outstanding common stock of TPI.  Under the terms of the Plan of Reorganization and as a result of the Acquisition:

•	FV-Delaware became our wholly owned subsidiary;

•	In exchange for all of their shares of FV-Delaware common stock, the FV-Delaware shareholders received 79,000,000 newly issued shares of our common stock;

•	Immediately following the closing of the Acquisition, such shares of our common stock represent approximately 78% of our issued and outstanding shares on a fully diluted basis.

This transaction closed on December 3, 2007.

PRINCIPAL PRODUCTS

The Company is principally in the services business.  Its major service is the maintenance and operation of an online financial publisher.  This website will include original news and editorial content and unique user-friendly software applications along with streaming video.  There are principally 7 services that the Company intends to market and develop: (i) ProView; (ii) OTC Views; (iii) Focus500; (iv) Stock Detective; (v) Focus Views Publishing and Syndication; (vi) FocusViews Tool Bar; and (vii) FocusViews.com Internet Portal.

ProView
ProView will feature level II stock quotes, real time charts, screeners and other features and content and will provide active traders with tools, news and information in a clear, concise user-friendly application.  Offered as a subscription product, ProView will be marketed on the FocusViews Internet site and throughout the electronic and non-electronic media.  ProView will compete with other subscription based financial data and news services by providing compelling content in a more user-friendly format.

ProView will offer unique value added features produced by the FocusViews news and editorial division, including, OTC Views (FocusViews’ proprietary OTCBB company data and information) and The Stock Detective.

OTC Views
OTC Views comprises a database of thousands of OTCBB traded securities which are updated by FocusViews, Inc. on a daily basis.  OTC Views will provide investors with a detailed, non-biased informational report and summary on every OTCBB traded company.  OTC Views is a feature of the website and will be offered as a stand-alone subscription feature and as a value-added feature bundled into ProView or distributed via licensing agreements through third party vendors such as Bloomberg or Multex.

Focus500
The Focus500 is an exclusive and proprietary content feature of the website.  Focus500 is a provider of information for over 500 OTCBB listed stocks, compiled and published exclusively by the Registrant and its direct and indirect subsidiaries.  Focus500 will always be available for free on the Focus Views’ internet portal and distributed without charge to all third party distributors.

Stock Detective
In connection with its strategy to become the leading brand in OTC news and information, Focus Views intends to feature the acclaimed Stock Detective investigative journal, an established brand which is recognized worldwide as a champion for investor safety and education in OTC markets.

This will be an online journal which successfully investigates dozens of stock frauds and educates thousands of investors on the potential perils of investing in companies listed on the OTC exchanges.  Stock Detective will feature articles and contain investor education resources will be available free at the Focus Views internet portal. Stock Detective will also provide a subscription feature offering real time stock alerts and additional “feature” articles and columns for syndication.

Focus Views Publishing and Syndication
A natural offshoot of Focus Views editorial production activity, the Registrant and its direct and indirect subsidiaries, will seek to further monetize its core product lines by licensing certain of its content for distribution by third parties -online and offline.  Stock Detective and other feature articles and columns are strongly suited for this strategy.  In addition, the Company intends to publish a new Stock Detective book in early 2008.

Focus Views Toolbar
Focus Views has developed a proprietary browser toolbar that is designed to further enhance the Focus Views’ brand recognition and make it easy for visitors to revisit the website.  This toolbar will be offered as a free download for any visitor to the Company’s website and will provide ancillary market products and features.  The toolbar makes our website easily accessible to users and appears in the user’s web browser every time they start Internet Explorer.  The tool bar features scrolling headlines and “teaser” Stock Detective articles and is customized by the user to maximize his/her portfolio needs.  We are also planning to incorporate public service announcements such as Amber Alerts, weather and breaking news into the Toolbar.

MARKETING AND DISTRIBUTION METHODS OF PRODUCTS AND SERVICES

The Company’s main marketing and distribution method is via the internet.  Focus Views intends to reach the majority of the visitors to its website through the internet via web banners and mass email distribution lists.  The Company possesses a pre-populated database and managed marketing utility.  This pre-populated database is comprised of four parts and provides us with a possibility of new visitors and also enables us to streamline our marketing efforts.  The pre-populated database is comprised of four parts as follows:

-	Email List of Prospective Visitors: Opt-in email records;
-	Hardware: Database servers, Tracking Servers, Email Servers, Routers and Switches and DNS Servers;
-	Software: Campaign Builder, Campaign Manager & Tracker; and
-	Fulfillment & Maintenance: Management, Campaign Testing and Fulfillment, Bandwidth and Data Processing.

In addition, to the web-based promotions and advertisements, we intend to align ourselves with well-known players in the financial community to build strong business relationships and engage in reciprocal advertisement arrangements.  Lastly, we also expect to advertise in business newspapers and periodicals.

STATUS OF PUBLICLY ANNOUNCED NEW PRODUCTS/SERVICES

The products and services that are listed and discussed in detail above are in development stages and are expected to be publicly introduced in the near future.

INDUSTRY AND COMPETITIVE FACTORS

The financial services industry is an extremely competitive industry.  Research and market information is very important to investors.  Currently, there are already many services available to investors but we hope to gain market share by offering a unique and valuable service.  There are certain factors that we believe will be critical for our growth:

•	Capitalize on an investors need for up-to date information;

•	Provide investors with “must-have” information at reasonable prices; and

•	Offer services to investors that are easy to navigate and gives customers what they want in an easy to use format.

OUR INTELLECTUAL PROPERTY

The Company does not nor does it intend to own any patents or have any of its products or services patented.  The Company does intent to obtain trademarks and copyrights on its products and services offered to its customers.  All of the articles published on the internet portal will be copyrighted and the material will not be available for reproduction without the consent of the Company.

RESEARCH AND DEVELOPMENT ACTIVITIES DURING THE PRIOR TWO FISCAL YEARS

Focus Views’ business plan revolves around providing information to customers regarding the financial markets.  Its main service is providing research to clients.  Therefore, there will be substantial research conducted in order to provide clients with accurate and helpful services and information.

Over the prior two fiscal years, however, the Company has not engaged in substantial research and development.

COMPLIANCE WITH ENVIRONMENTAL LAW

We comply with all environmental laws as well as applicable local regulations. In addition to statutory and regulatory compliance, we actively ensure the environmental sustainability of our operations. Penalties would be levied upon us if we fail to adhere to and maintain certain standards. Such failure has not occurred in the past, and we generally do not anticipate that it will occur in the future, but no assurance can be given in this regard.

EMPLOYEES

As of December 1, 2007, we do not have any full-time employees.  David Goldberg, the sole officer and director of FV-Delaware is the only person employed by FV-Delaware.  Once the internet portal is established we will need a minimal number of employees to maintain the website and conduct research and write articles for our visitors.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business

•
WE NEED TO MANAGE GROWTH IN OPERATIONS TO MAXIMIZE OUR POTENTIAL GROWTH AND ACHIEVE OUR EXPECTED REVENUES AND OUR FAILURE TO MANAGE GROWTH WILL CAUSE A DISRUPTION OF OUR OPERATIONS RESULTING IN THE FAILURE TO GENERATE REVENUE.

In order to maximize potential growth in our current and potential markets, we believe that we must expand the scope of our services in the financial services industry. This expansion will place a significant strain on our management and our operational, accounting, and information systems.  We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems.  We will also need to effectively train, motivate, and manage our employees.  Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

•	WE CANNOT ASSURE YOU THAT OUR INTERNAL GROWTH STRATEGY WILL BE SUCCESSFUL WHICH MAY RESULT IN A NEGATIVE IMPACT ON OUR GROWTH, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND CASH FLOW.

One of our strategies is to grow internally through increasing the customers we target.  However, many obstacles to this expansion exist, including, but not limited to, increased competition from similar businesses, unexpected costs, costs associated with marketing efforts and maintaining a strong client base.  We cannot, therefore, assure you that we will be able to successfully overcome such obstacles and establish our services in any additional markets.  Our inability to implement this internal growth strategy successfully may have a negative impact on our growth, future financial condition, results of operations or cash flows.

•	IF WE ARE NOT ABLE TO IMPLEMENT OUR STRATEGIES IN ACHIEVING OUR BUSINESS OBJECTIVES, OUR BUSINESS OPERATIONS AND FINANCIAL PERFORMANCE MAY BE ADVERSELY AFFECTED.

Our business plan is based on circumstances currently prevailing and the bases and assumptions that certain circumstances will or will not occur, as well as the inherent risks and uncertainties involved in various stages of development.  However, there is no assurance that we will be successful in implementing our strategies or that our strategies, even if implemented, will lead to the successful achievement of our objectives.  If we are not able to successfully implement our strategies, our business operations and financial performance may be adversely affected.

•
WE MAY HAVE DIFFICULTY DEFENDING OUR INTELLECTUAL PROPERTY RIGHTS FROM INFRINGEMENT RESULTING IN LAWSUITS REQUIRING US TO DEVOTE FINANCIAL AND MANAGEMENT RESOURCES THAT WOULD HAVE A NEGATIVE IMPACT ON OUR OPERATING RESULTS.

We regard our copyrights, service marks, trademarks, trade secrets, patents and similar intellectual property as critical to our success.  We rely on trademark, patent and trade secret law, as well as confidentiality and license agreements with certain of our employees, customers and others to protect our proprietary rights. No assurance can be given that our trademarks and licenses will not be challenged, invalidated, infringed or circumvented, or that our intellectual property rights will provide competitive advantages to us.  There can be no assurance that we will be able to obtain a license from a third-party technology that we may need to conduct our business or that such technology can be licensed at a reasonable cost.

•	WE DEPEND ON OUR KEY MANAGEMENT PERSONNEL AND THE LOSS OF THEIR SERVICES COULD ADVERSELY AFFECT OUR BUSINESS.

We place substantial reliance upon the efforts and abilities of our executive officer, David Goldberg.  The loss of the services of our executive officer could have a material adverse effect on our business, operations, revenues or prospects.  We do not maintain key man life insurance on the lives of these individuals.

•	WE MAY NEVER PAY ANY DIVIDENDS TO SHAREHOLDERS.

We have never paid any dividends and have not declared any dividends to date in 2007.  Our board of directors does not intend to distribute dividends in the near future.  The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant.  There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

•	MANAGEMENT EXERCISES SIGNIFICANT CONTROL OVER MATTERS REQUIRING SHAREHOLDER APPROVAL WHICH MAY RESULT IN THE DELAY OR PREVENTION OF A CHANGE IN OUR CONTROL.

Mr. David Goldberg, our Chairman and Chief Executive Officer, through his common stock ownership, currently has voting power equal to approximately 79% of our voting securities.  As a result, management through such stock ownership exercises significant control over all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions.  This concentration of ownership in management may also have the effect of delaying or preventing a change in control of us that may be otherwise viewed as beneficial by shareholders other than management.

•	WE MAY INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH UNITED STATES CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We may incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly.  We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage.  As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers.  We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

•
WE MAY NOT BE ABLE TO MEET THE ACCELERATED FILING AND INTERNAL CONTROL REPORTING REQUIREMENTS IMPOSED BY THE SECURITIES AND EXCHANGE COMMISSION RESULTING IN A POSSIBLE DECLINE IN THE PRICE OF OUR COMMON STOCK AND OUR INABILITY TO OBTAIN FUTURE FINANCING.

As directed by Section 404 of the Sarbanes-Oxley Act, the Securities and Exchange Commission adopted rules requiring each public company to include a report of management on the company's internal controls over financial reporting in its annual reports.  In addition, the independent registered public accounting firm auditing a company's financial statements must also attest to and report on management's assessment of the effectiveness of the company's internal controls over financial reporting as well as the operating effectiveness of the company's internal controls. While we will not be subject to these requirements for the fiscal year ended September 30, 2007, we will be subject to these requirements beginning January 1, 2008.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule.  In the event that we are unable to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the Securities and Exchange Commission, which could also adversely affect the market price of our common stock and our ability to secure additional financing as needed.

•	WE MAY HAVE DIFFICULTY RAISING NECESSARY CAPITAL TO FUND OPERATIONS AS A RESULT OF MARKET PRICE VOLATILITY FOR OUR SHARES OF COMMON STOCK.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies.  For these reasons, our shares of common stock can also be expected to be subject to volatility resulting from purely market forces over which we will have no control.  If our business development plans are successful, we may require additional financing to continue to develop and exploit existing and new products and services related to our industries and to expand into new markets.  The exploitation of our services may, therefore, be dependent upon our ability to obtain financing through debt and equity or other means.

Other Risks

•
OUR SHARES OF COMMON STOCK ARE VERY THINLY TRADED, AND THE PRICE MAY NOT REFLECT OUR VALUE AND THERE CAN BE NO ASSURANCE THAT THERE WILL BE AN ACTIVE MARKET FOR OUR SHARES OF COMMON STOCK EITHER NOW OR IN THE FUTURE.

Our shares of common stock are very thinly traded, and the price, if traded, may not reflect our value.  There can be no assurance that there will be an active market for our shares of common stock either now or in the future.  The market liquidity will be dependent on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors.  There can be no assurance given that there will be any awareness generated.  Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business.  If a more active market should develop, the price may be highly volatile.  Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities.  Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price.  Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

•	WE MAY BE SUBJECT TO THE PENNY STOCK RULES WHICH WILL MAKE THE SHARES OF OUR COMMON STOCK MORE DIFFICULT TO SELL.

We may be subject now and in the future to the SEC’s “penny stock” rules if our shares of common stock sell below $5.00 per share.  Penny stocks generally are equity securities with a price of less than $5.00.  The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer's account.  The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer's confirmation.

In addition, the penny stock rules require that prior to a transaction the broker dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.  The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for shares of our common stock. As long as our shares of common stock are subject to the penny stock rules, the holders of such shares of common stock may find it more difficult to sell their securities.

•
SALES OF OUR CURRENTLY ISSUED AND OUTSTANDING STOCK MAY BECOME FREELY TRADEABLE PURSUANT TO RULE 144 AND MAY DILUTE THE MARKET FOR YOUR SHARES AND HAVE A DEPRESSIVE EFFECT ON THE PRICE OF THE SHARES OF OUR COMMON STOCK.

A substantial majority of our outstanding shares of common stock are "restricted securities" within the meaning of Rule 144 under the Securities Act. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws.  Rule 144 provides in essence that a person who has held restricted securities for a period of at least one year may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company's outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTC Bulletin Board).  There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the restricted securities have been held by the owner for a period of two years or more and such owner has not been an affiliate for the 90 day period prior to sale.  A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Overview

The following discussion is an overview of the important factors that management focuses on in evaluating our businesses, financial condition and operating performance and should be read in conjunction with the financial statements included in this Current Report on Form 8-K.  This discussion contains forward-looking statements that involve risks and uncertainties.  Actual results could differ materially from those anticipated in these forward looking statements as a result of any number of factors, including those set forth under the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K.

Our Business

Through the Company’s direct and indirect subsidiaries, we operate in the information and research arena of the financial markets.  Our main presence is on the internet and we operate and maintain an “internet portal” that provides investors with a plethora of investment resources, including stock quotes, information on trading practices and current events regarding the financial markets.

Results of Operations

LIQUIDITY AND CAPITAL RESOURCES

The Company currently generates its cash flow through managements’ investment, operations and advertising revenue which it believes will be sufficient to sustain current level operations for at least the next twelve months.  In 2008, we intend to continue to work to expand our internet portal and develop the websites financial services, including OTC Views, Focus500, Stock Detective and ProView.

To the extent we are successful in developing our website and increasing our visitor base, we expect to realize cash that will be sufficient to continue our operations during the next 12 months.  Our opinion concerning our liquidity is based on current information. If this information proves to be inaccurate, or if circumstances change, we may not be able to meet our liquidity needs.

2007 – 2008 Outlook

Over the course of the next few years, we intend to grow and expand our internet presence and become a main provider of OTCBB financial information to investors.  We expect to develop and maintain a complete internet portal that consists of a variety of websites designed to provide the visitor with information regarding companies trading on the OTC Bulletin Board.

PLAN OF OPERATIONS

Related Party Transactions

For a description of our related party transactions see the section of the Current Report entitled “Certain Relationships and Related Transactions.”

DESCRIPTION OF PROPERTY

We currently do not own any property.  Focus Views rents office space at 1920 Hallandale Beach Blvd., Suite 708, Hallandale, Florida.  The Company does not have a need to acquire any property and it is not in its business plan to acquire any property.

MANAGEMENT

Appointment of New Directors

In connection with the Plan of Reorganization, we appointed one new officer and director.  Furthermore, concurrent with the closing of the Plan of Reorganization, the pre-Plan of Reorganization sole officer and director, Ms. Tiffany Miller, resigned from these positions.

The following table sets forth the names, ages, and positions of our new executive officer and director as of the Closing Date.  Executive officers are elected annually by our Board of Directors.  Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified.  Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

NAME	AGE	POSITION
David Goldberg	46	Chairman, Chief Executive Officer and Secretary

A brief biography of each officer and director are more fully described in Item 5.02(c).  The information therein is hereby incorporated in this section by reference.

The Company has not entered into Employment Contracts with these Individuals.

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers.

Code of Ethics

We currently do not have a code of ethics that applies to our officers, employees and directors, including our Chief Executive Officer and senior executives, however, we intend to adopt one in the near future.

Conflicts of Interest

Certain potential conflicts of interest are inherent in the relationships between our officers and directors, and us.

From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate.  These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with ours with respect to operations, including financing and marketing, management time and services and potential customers.  These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated.  Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities.

Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities.  We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

EXECUTIVE COMPENSATION

TRADESHOW PRODUCTS, INC. EXECUTIVE COMPENSATION SUMMARY

Summary Compensation Table

The following table sets forth all cash compensation paid by Tradeshow, for the last fiscal year, specifically, the year ending September 30, 2007.  The table below sets forth the positions for each person at Tradeshow. All amounts are in USD.

Name and Principal Position	Year	Salary	Bonus ($)	Stock Award ($)	Option Award ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Tiffany Miller, former Chairman, CEO and Secretary (1)	2006	0	0	0	0	0	0	0	0
David Goldberg, Chairman, CEO, CFO and Secretary	2006	0	0	0	0	0	0	0	0

(1)
On December 3, 2007, we acquired Focus Views, Inc. in a plan of reorganization that was structured as an agreement and plan of reorganization and in connection with that transaction, Tiffany Miller tendered her resignation from the board of directors and from all offices held in the Company, effective immediately.

(2)
In connection with the acquisition of Focus Views, Inc. on December 3, 2007, Mr. David Goldberg was elected as the officer and director of the Company effective upon the resignation of Ms. Tiffany Miller.

Option Grants

We do not maintain any equity incentive or stock option plan.  Accordingly, we did not grant options to purchase any equity interests to any employees or officers, and no stock options are issued or outstanding to any officers.

Employment Contracts

There are no employment agreements between the officers and directors of the Company and the Company.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding our common stock beneficially owned on December 3, 2007, for (i) each shareholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our officers and directors, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.  To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.  Except as set forth in this Information Statement, there are not any pending or anticipated arrangements that may cause a change in control.  At December 3, 2007, 101,225,000 shares of our common stock were outstanding immediately after the Closing.

Name and Address of Beneficial Owner (1)	Nature of Security	Number of Shares	Percentage of Common Stock
Mr. David Goldberg	Common Stock	75,395,000	74.5%

All directors and executive officers as a group (1 person)	Common Stock	75,395,000	74.5%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him.

Reorganization Related Transactions

The organization and ownership structure of the Company subsequent to the consummation of the reorganization as summarized in the paragraphs above is as follows:

DESCRIPTION OF SECURITIES

As of December 3, 2007, our authorized capital stock consists of 980,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.  Immediately prior to Closing, TPI had 45,500,000 shares of common stock issued and outstanding.  Pursuant to the Plan of Reorganization, certain shareholders of TPI agreed to cancel 23,275,000 shares of TPI common stock and TPI agreed to issue an additional 79,000,000 shares of common stock to entities designated by FV-Delaware.  As of December 3, 2007 and immediately after Closing, an aggregate of 101,225,000 shares of Common Stock were outstanding, including shares issued pursuant to the Closing.

There are no shares of preferred stock outstanding.

Common Stock

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at times and in amounts as our board of directors may determine.  Each stockholder is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of the stockholders.

Cumulative voting is not provided for in our articles of incorporation, or any amendments thereto, which means that the majority of the shares voted can elect all of the directors then standing for election.  The Common Stock is not entitled to preemptive rights and is not subject to conversion or redemption.  Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock.  There are no sinking fund provisions applicable to the Common Stock.  The outstanding shares of Common Stock are, and the shares of Common Stock to be issued upon conversion of the Warrants will be, fully paid and non-assessable.

Preferred Stock

Our board of directors has the authority, within the limitations and restrictions in our amended articles of incorporation, to issue 5,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of any series, without further vote or action by the stockholders.  The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in our control without further action by the stockholders.  The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including voting rights, of the holders of Common Stock. In some circumstances, this issuance could have the effect of decreasing the market price of the Common Stock. We currently have no plans to issue any shares of preferred stock.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, having $0.001 par value per share ("Common Stock"), is traded on the Over-The-Counter Bulletin Board ("OTCBB") under the symbol "TSPD."  Following the Acquisition, the combined Company will continue to be traded on the OTCBB.

On December 3, 2007, the closing bid quotation for TSPD’s common stock as reported on the OTCBB was $1.01.  The bid price reflects inter-dealer quotations, do not include retail markups, markdowns or commissions and do not necessarily reflect actual transactions

Transfer Agent and Registrar

1st Global Stock Transfer is currently the transfer agent and registrar for our Common Stock.  Its address is 7361 Prairie Falcon Road, Suite 110, Las Vegas, Nevada 89128.  Its phone number is (702) 656-4919 and its fax number is (702) 304-0634.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our Common Stock will be made at the discretion of our board of directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of Common Stock.  In addition, we currently have no plans to pay such dividends.  However, even if we wish to pay dividends, because our cash flow is dependent on the internet portal we may be restricted from distributing dividends to our holders of shares of our common stock in the future if at the time we are unable to obtain sufficient dividend distributions from the Focus Views internet portal. Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future.  See “Risk Factors.”

LEGAL PROCEEDINGS

Neither we, nor any of our controlled affiliates, either direct or indirect, including the FV-Delaware and FV-Florida are involved in any lawsuit outside the ordinary course of business, the disposition of which would have a material effect upon either our results of operations, financial position, or cash flows.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The General Corporation Law of Nevada provides that directors, officers, employees or agents of Nevada corporations are entitled, under certain circumstances, to be indemnified against expenses (including attorneys’ fees) and other liabilities actually and reasonably incurred by them in connection with any suit brought against them in their capacity as a director, officer, employee or agent, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. This statute provides that directors, officers, employees and agents may also be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with a derivative suit brought against them in their capacity as a director, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable to the corporation.

Our by-laws provide that we shall indemnify our officers and directors in any action, suit or proceeding unless such officer or director shall be adjudged to be derelict in his or her duties.

CHANGES AND DISAGREEMENTS WITH ACCOUNTANTS

Moore & Associates (“Moore”) has served as our independent auditor in connection with the audits of our fiscal years ended September 30, 2006 and 2005.  In connection with this Acquisition, our board of directors ratified the previous appointment of Weinberg & Co., P.A. (“Weinberg”) as the independent auditor for our subsidiary, Focus Views for the fiscal years ended December 31, 2006 and 2005 and during subsequent interim periods though the date of this report.

During our fiscal years ended September 30, 2007 and 2006 and through the date hereof, neither us nor anyone acting on our behalf consulted Weinberg with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Focus Views’s financial statements, and neither a written report was provided to us or oral advice was provided that Weinberg concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-B.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Plan of Reorganization, on December 3, 2007, we issued 79,000,000 shares of our Common Stock to the Focus Views shareholders in exchange for 100% of the outstanding shares of Focus Views.  Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  We made this determination based on the representations of the Focus Views Shareholders which included, in pertinent part, that such shareholders were either "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the Focus Views Shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(1)    Previous Independent Auditors:

(i) On November 30, 2007, Moore & Associates (“Moore”) was dismissed as independent auditor for the Company.  On December 3, 2007, the Company engaged Weinberg & Co., P.A. (“Weinberg”) as its principal independent accountant.  This decision to engage Weinberg was ratified by the majority approval of the Board of Directors of the Company.

(ii) Management of the Company has not had any disagreements with Moore related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  For the most recent two fiscal years and any subsequent interim period through Moore’s termination on December 3, 2007, there has been no disagreement between the Company and Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its review of financial statements through December 3, 2007, there have been no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Moore would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent audit period and the interim period prior to December 3, 2007 there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Moore furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)   New Independent Accountants:

  (i) The Company engaged Weinberg & Co., P.A. (“Weinberg”) as its new independent auditors as of December 3, 2007.  Prior to such date, the Company, did not consult with Weinberg regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 5.01 Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Plan of Reorganization, on December 3, 2007, we issued 79,000,000 shares of our Common Stock to the Focus Views Shareholders in exchange for the transfer of 100% of the outstanding shares of Focus Views capital stock to us.  As such, immediately following the Acquisition, the Focus Views Shareholders held approximately 78% of the total combined voting power of all classes of our outstanding stock entitled to vote.

In connection with the Closing of the Acquisition, and as explained more fully in Item 2.01 above under the section titled “Management” and in Item 5.02 of this Current Report on Form 8-K dated December 3, 2007, Ms. Tiffany Miller resigned as member of our board of directors and as an officer.  Further, effective December 3, 2007, Mr. David Goldberg (the “New Director”) was appointed as the member of our board of directors.  Finally, effective December 3, 2007, our New Director was also appointed as our President, Chief Executive Officer, Chief Financial Officer and Corporate Secretary.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)   Resignation of Directors

Effective December 3, 2007, Tiffany Miller resigned as a member of our board of directors. There were no disagreements between him and us or any officer or director of the Company.

(b)   Resignation of Officers

Effective December 3, 2007, Tiffany Miller resigned as our President, Treasurer, and Secretary.

(c)   Appointment of Directors

Effective December 3, 2007, the following persons were appointed as members of the Board of Directors:

NAME	AGE	POSITION
Mr. David Goldberg	46	Chairman, Chief Executive Officer, Chief Financial Officer and Secretary

The business background descriptions of the newly appointed directors are as follows:

David Goldberg, Chairman, Chief Executive Officer, Chief Financial Officer and Secretary
Male, age 46, was appointed to the Board of Directors of Championlyte Holdings, Inc., a public company, on February 11, 2003 and was appointed as its President on April 14, 2003. He also serves as Championlyte’s Principal Financial Officer and Principal  Accounting  Officer.  He devoted his full time to Championlyte.  He was also the CEO of Championlyte Beverages,  Inc., a subsidiary of Championlyte Holdings, Inc.

Mr. Goldberg has fifteen years of sales and marketing experience in the real estate and property management industries.  From May 1996 to May 2000, Mr. Goldberg was property manager and leasing agent of Camco Inc. In such capacity he managed and directed all operations of the one million square foot of retail industrial portfolio. He also oversaw management of the various residential communities and ran the daily operations of the business. From August 1995 to May 2000 he was the principal owner of Gold's Gym Fitness & Health Center in Middletown, New York. Mr. Goldberg holds a degree in Business Administration from the State University of New York.

Family Relationships

None of the officers or directors have any familial relationships with any other officers or directors of the Company.

(d) Appointment of Officers

Effective December 3, 2007, the newly appointed directors described above in Item 5.02(c) appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

NAME	AGE	POSITION
Mr. David Goldberg	46	Chairman, Chief Executive Officer, Chief Financial Officer and Secretary

Please see Section 5.02(c) of this current report, whose information is herein incorporated by reference.

(e) Employment Agreements of the Executive Officers

The Company has not entered into a formal employment arrangement with the Executive Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Plan of Reorganization, the Corporation intends to file with the Nevada Secretary of State a Certificate of Amendment of its Certificate of Incorporation amending its name to “Focus Views, Inc.”  The Corporation believes that the name change will more closely reflect its business plan.

Item 9.01 Financial Statement and Exhibits.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The Audited Consolidated Financial Statements of the Focus Views Companies as of December 31, 2005 and 2006 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The Unaudited Condensed Consolidated Financial Statements of the Focus Views Companies as of September 30, 2007 and for the nine months ended September 30, 2007 are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b)  PRO FORMA FINANCIAL INFORMATION.

The following pro forma financial information is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference:

1.	The Unaudited Pro Forma Condensed Combined Balance Sheet of Tradeshow Products as of September 30, 2007
2.	The Unaudited Pro Forma Condensed Combined Statements of Operations of Tradeshow Products as of September 30, 2007

(c)  SHELL COMPANY TRANSACTIONS

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)  EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated December 3, 2007, among Tradeshow Products, Inc. and Focus Views, Inc.
3.11*
Articles of Incorporation of the Company as filed with the Secretary of State of Nevada on August 4, 2005 [incorporated by reference to Exhibit 3.01(a) to the Company’s registration statement on Form SB-2 filed on July 14, 2006]

16.1	Letter from Moore & Associates
99.1	The Audited Consolidated Financial Statements of Focus Views as of December 31, 2005 and 2006
99.2	The Unaudited Condensed Consolidated Financial Statements of Focus Views as of September 30, 2007 and for the nine months ended September 30, 2007
99.3	The Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations of Tradeshow Products, Inc. as of September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TRADESHOW PRODUCTS, INC

Date: December 6, 2007	By:	/s/ David Goldberg
David Goldberg Director and Chief Executive Officer